EXHIBIT NO. 24

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint David B. Ramaker and Lori A. Gwizdala, and either of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, a Form S-3 Registration Statement of Chemical Financial Corporation relating to shares of Common Stock to be issued under Chemical Invest Direct, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: February 9, 2011	/s/ Gary E. Anderson

	Print Name:	Gary E. Anderson

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint David B. Ramaker and Lori A. Gwizdala, and either of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, a Form S-3 Registration Statement of Chemical Financial Corporation relating to shares of Common Stock to be issued under Chemical Invest Direct, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: February 8, 2011	/s/ J. Daniel Bernson

	Print Name:	J. Daniel Bernson

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint David B. Ramaker and Lori A. Gwizdala, and either of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, a Form S-3 Registration Statement of Chemical Financial Corporation relating to shares of Common Stock to be issued under Chemical Invest Direct, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: February 8, 2011	/s/ Nancy Bowman

	Print Name:	Nancy Bowman

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint David B. Ramaker and Lori A. Gwizdala, and either of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, a Form S-3 Registration Statement of Chemical Financial Corporation relating to shares of Common Stock to be issued under Chemical Invest Direct, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: February 10, 2011	/s/ James A. Currie

	Print Name:	James A. Currie

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint David B. Ramaker and Lori A. Gwizdala, and either of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, a Form S-3 Registration Statement of Chemical Financial Corporation relating to shares of Common Stock to be issued under Chemical Invest Direct, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: February 8, 2011	/s/ James R. Fitterling

	Print Name:	James R. Fitterling

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint David B. Ramaker and Lori A. Gwizdala, and either of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, a Form S-3 Registration Statement of Chemical Financial Corporation relating to shares of Common Stock to be issued under Chemical Invest Direct, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: February 7, 2011	/s/ Thomas T. Huff

	Print Name:	Thomas T. Huff

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint David B. Ramaker and Lori A. Gwizdala, and either of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, a Form S-3 Registration Statement of Chemical Financial Corporation relating to shares of Common Stock to be issued under Chemical Invest Direct, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: February 8, 2011	/s/ Michael T. Laethem

	Print Name:	Michael T. Laethem

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint David B. Ramaker and Lori A. Gwizdala, and either of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, a Form S-3 Registration Statement of Chemical Financial Corporation relating to shares of Common Stock to be issued under Chemical Invest Direct, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: February 10, 2011	/s/ James B. Meyer

	Print Name:	James B. Meyer

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint David B. Ramaker and Lori A. Gwizdala, and either of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, a Form S-3 Registration Statement of Chemical Financial Corporation relating to shares of Common Stock to be issued under Chemical Invest Direct, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: February 9, 2011	/s/ Terence F. Moore

	Print Name:	Terence F. Moore

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint David B. Ramaker and Lori A. Gwizdala, and either of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, a Form S-3 Registration Statement of Chemical Financial Corporation relating to shares of Common Stock to be issued under Chemical Invest Direct, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: February 8, 2011	/s/ Aloysius J. Oliver

	Print Name:	Aloysius J. Oliver

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint David B. Ramaker and Lori A. Gwizdala, and either of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, a Form S-3 Registration Statement of Chemical Financial Corporation relating to shares of Common Stock to be issued under Chemical Invest Direct, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: February 8, 2011	/s/ Grace O. Shearer

	Print Name:	Grace O. Shearer

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint David B. Ramaker and Lori A. Gwizdala, and either of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, a Form S-3 Registration Statement of Chemical Financial Corporation relating to shares of Common Stock to be issued under Chemical Invest Direct, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: February 15, 2011	/s/ Larry Stauffer

	Print Name:	Larry Stauffer

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint David B. Ramaker and Lori A. Gwizdala, and either of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, a Form S-3 Registration Statement of Chemical Financial Corporation relating to shares of Common Stock to be issued under Chemical Invest Direct, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: February 8, 2011	/s/ William S. Stavropoulos

	Print Name:	William S. Stavropoulos

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint David B. Ramaker and Lori A. Gwizdala, and either of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, a Form S-3 Registration Statement of Chemical Financial Corporation relating to shares of Common Stock to be issued under Chemical Invest Direct, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: February 9, 2011	/s/ Franklin C. Wheatlake

	Print Name:	Franklin C. Wheatlake